UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 29, 2006, Powerwave Technologies, Inc., a Delaware corporation (the “Company”) executed a Second Amendment (the “Second Amendment”) to the Rights Agreement dated as of June 1, 2001 as amended on June 19, 2003 (the “Rights Agreement”) between the Company and U.S. Stock Transfer Corporation as Rights Agent. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Rights Agreement.

The Second Amendment provides that Filtronic shall not be deemed an “Acquiring Person” for the purposes of the Rights Agreement (1) upon acquisition of the Company’s Common Stock (or securities convertible into its Common Stock) by Filtronic, plc, a company registered in England and Wales (“Filtronic”) (or its affiliates) pursuant to that certain Agreement relating to the sale and purchase of the whole of the issued share capital of Filtronic (Overseas Holdings) Limited and the business and assets of Filtronic Comtek (UK) Limited entered into by and among Filtronic, Filtronic Comtek (UK) Limited, and the Company dated June 12, 2006 and amended on September 4, 2006 (the “Filtronic Purchase Agreement”), and (2) upon acquisition of additional shares of Common Stock by Filtronic (or its affiliates) other than pursuant to the Filtronic Purchase Agreement if, upon acquisition of such additional shares of Common Stock, Filtronic and its affiliates are not then collectively the holder of 15% or more of the shares of Common Stock then outstanding (including any remaining shares of Common Stock acquired pursuant to the Filtronic Purchase Agreement).

A copy of the Second Amendment is filed as an Exhibit hereto. The original Rights Agreement was filed as Exhibit 2.1 to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on June 5, 2001. A copy of the Rights Agreement, as amended, is available to stockholders from the Company free of charge upon written request.

This summary description of the Rights, the Rights Agreement and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Second Amendment, each of which is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished as part of this Report:

Exhibit Number	Description

4.1	Second Amendment to Rights Agreement, dated September 29, 2006, between the Company and U.S. Stock Transfer Corporation, as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2006		POWERWAVE TECHNOLOGIES, INC.

	By:	/s/ Kevin T. Michaels
Kevin T. Michaels Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Amendment to Rights Agreement, dated September 29, 2006, between the Company and U.S. Stock Transfer Corporation, as Rights Agent.